EXHIBIT 99.5

[National Emblem of the Republic of Peru]

IT IS A TRUE COPY OF ITS ORIGINAL 20 JULY 2005 [Illegible] MARLENE VILLANUEVA

Directorial Resolution

No. 060-MINCETUR/VMT/DNT Lima, July 01, 2005

Examined: Case No. 001483-2005-MINCETUR, filed by KUBUK GAMING S.A.C. requesting the Authorization to Exploit Casino Games at the facilities of the five-star-hotel by the name of “BRUCE HOTEL”, located at Jr. Francisco Bolognesi No. 171, Distrito de Miraflores, Province and Departament of Lima; Legal Report No. 125-2005-MINCETUR/VMT/DNT/DE-JCMT/g.z; Financial and Economical Report 001-2005- MINCETUR/VMT/DNT/DE-JCMT/LAT and Technical Report No. – 073-2005- MINCETUR/VMT/DNT/DE-JCMT /LAT-a.b.;

[illegible] LEGAL COUNSEL

WHEREAS:

That on the 29th of April, 2005, RUBUK GAMING S.A.C., requests the authorization to exploit casino games installed in the facilities five-star-hotel by the name of “BRUCE HOTEL”, located at Jr. Francisco Bolognesi No. 171, Distrito de Miraflores, Province and Departament of Lima;

[illegible] TECHNICAL COUNSEL

That Law No. 27153, modified by Law No. 27796: “The law that regulates the exploitation of casino games and slot machines” grants upon the National Office of Tourism the administrative powers of authorization related to the application of such law, providing in clause a) of article 25th that it is the duty of the National Office of Tourism to issue and revoke authorizations to exploit casino games;

[illegible] EXECUTIVE DIRECTORS

That, upon evaluating the files of case No. 001483-2005-MINCETUR, it is found that the requesting company has fulfilled the requirements to obtain the Express Authorization required by Law No. 27153, as modified by Law No. 27796, in its Rulebook, approved by Supreme Decree No. 001-2005-MINCETUR;

That through Supreme Resolution 188-99-MINCETUR, the districts authorized for the exploitation of casino games are established, the district of MIRAFLORES, Province of Lima, Department of Lima, is established as the authorized district for the exploitation of Casino Games;

That through Directorial Resolutions No. 199-99-MINCETUR/VMT/DNT, No. 200-99- MINCETUR/VMT/DNT, No. 202-99-MINCETUR/VMT/DNT, and No. 204-99- MINCETUR/VMT/DNT, No. 205-99-MINCETUR/VMT/DNT, and No. 206-99- MINCETUR/VMT/DNT are authorized and registered the following casino games: Black Jack, Roulette, Pal Gow Poker, Punto y Banca, Craps, and Caribbean Poker, respectively.

According to Law No. 27153, modified by Law No. 27796, the Supreme Decree No. 001-2005-MINCETUR, and Supreme Decree No. 02-94-JUS;

IT IS RESOLVED:

Article One. To authorize KUBUK GAMING S.A.C. the exploitation of casino games at the facilities at the five-star-hotel by the name of “BRUCE HOTEL”, located at Jr. Francisco Bolognea No. 171, Distrito de Miraflores, Province of Lima and Departament of Lima.

Article Two. This authorization empowers KUBUK GAMING S.A.C. to exploit the following casino games duly authorized and registered by the National Office Tourism:

Name of the Casino Games	Registry No.

Black Jack	JC0001

Roulette American Style	JC0002

Roulette French Style	JC0002

Pal Gow Poker	JC0004

Punto y Banca	JC0006

Midi Punto y Banca	JC0006

Mini Punto y Banca	JC0006

Craps	JC0007

Caribbean Poker	[illegible]

Article Three. This authorization empowers KUBUK GAMING S.A.C. to install in its casino games room 21 (twenty-one) casino game tables according to the following description:

Name of the Casino Games	Table No.

Black Jack	06

Roulette American Style	02

Roulette French Style	02

Pal Gow Poker	02

Punto y Banca	01

Midi Punto y Banca	02

Mini Punto y Banca	02

Craps	01

Caribbean Poker	03

Article Four. The term for the validity of the authorization granted upon KUBUK GAMING S.A.C. runs for five years starting the moment the Resolution is published.

Article Five. This Resolution will become valid on the day of publication.

Register, notify, and publish it.

[illegible]

Miguel Antonio Zamora Salas National Director of Tourism

IT IS A TRUE COPY OF ITS ORIGINAL 20 JULY 2005 [Illegible] MARLENE VILLANUEVA [Illegible]